EXHIBIT 32.1
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CERTIFICATION OF PERIODIC REPORT

I, Laurence Murphy, Senior Vice President, International Oil and Gas of Nexen Inc., a Canadian Corporation (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 27, 2006                 /s/ Laurence Murphy
                                        ---------------------------
                                        Laurence Murphy
                                        Senior Vice President
                                        International Oil and Gas
                                        Performing the function of
                                        Principal Executive Officer